Exhibit 10.1

FOURTH AMENDMENT

TO AMENDED AND RESTATED TRANSFER AND SERVICING AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED TRANSFER AND SERVICING AGREEMENT, dated as of April 1, 2021 (this “Amendment”), is entered into by and among Nissan Wholesale Receivables Company II LLC (successor by conversion to Nissan Wholesale Receivables Corporation II), a Delaware limited liability company (“NWRC II”), as transferor (the “Transferor”), Wilmington Trust Company, not in its individual capacity but solely as owner trustee (the “Owner Trustee”) of Nissan Master Owner Trust Receivables, a Delaware statutory trust (the “Issuer”), and Nissan Motor Acceptance Company LLC (successor by conversion to Nissan Motor Acceptance Corporation), a Delaware limited liability company (“NMAC”), as servicer (the “Servicer”).

RECITALS:

WHEREAS, the parties hereto have entered into the Amended and Restated Transfer and Servicing Agreement, dated as of October 15, 2003 (as amended by (i) the Agreement of Modification to Transaction Documents, dated as of February 12, 2010, among the Transferor, the Issuer, the Servicer and the Owner Trustee, (ii) the Second Agreement of Modification to Transaction Documents, dated as of May 23, 2012, among NWRC II, as transferor and as buyer, the Issuer, NMAC, as servicer and as seller, the Owner Trustee and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), (iii) the First Amendment to Amended and Restated Transfer and Servicing Agreement, dated as of April 24, 2017, among NWRC II, as transferor and as buyer, the Owner Trustee and NMAC, as servicer and as seller, (iv) the Second Amendment to Amended and Restated Transfer and Servicing Agreement, dated as of October 25, 2017, among NWRC II, as transferor and as buyer, the Owner Trustee and NMAC, as servicer and as seller and (v) the Third Amendment to Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2019, among NWRC II, as transferor and as buyer, the Owner Trustee and NMAC, as servicer, and as further amended, supplemented, amended or restated or otherwise modified from time to time, the “Transfer and Servicing Agreement”);

WHEREAS, the parties hereto wish to modify the Transfer and Servicing Agreement pursuant to Section 8.01(a) thereof as of the Effective Date (as defined below) in accordance with the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

ARTICLE I

RECITALS AND DEFINITIONS

Section 1.1 Recitals. The foregoing Recitals are hereby incorporated in and made a part of this Amendment.

Section 1.2 Definitions. Capitalized terms used and not defined herein have the respective meanings assigned such terms in the Annex of Definitions attached to the Transfer and Servicing Agreement as Annex A.

ARTICLE II

AMENDMENTS

Section 2.1 Amendments to Transfer and Servicing Agreement. As of the Effective Date, the Transfer and Servicing Agreement is hereby amended as follows:

(a) All references to “Nissan Motor Acceptance Corporation, a California corporation” are amended to mean “Nissan Motor Acceptance Company LLC, a Delaware limited liability company”.

(b) All references to “Nissan Wholesale Receivables Corporation II, a Delaware corporation” are amended to mean “Nissan Wholesale Receivables Company II LLC, a Delaware limited liability company”.

(c) Section 2.03(a)(i) of the Transfer and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

“(i) Organization and Good Standing. The Transferor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has, in all material respects, full power, authority and legal right to own its properties and conduct its business as such properties are currently owned and such business is currently conducted, and to execute, deliver and perform its obligations under this Agreement and the Receivables Purchase Agreement.”

(d) Section 2.03(a)(ii) of the Transfer and Servicing Agreement is hereby amended by replacing the word “corporation” with the word “entity” therein.

(e) Section 2.05(g) of the Transfer and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

“(g) Limited Liability Company Agreement. (x) The Transferor will comply in all material respects with the Limited Liability Company Agreement and (y) the Transferor agrees not to amend, alter, modify, repeal or change in any way the Limited Liability Company Agreement without (1) providing notice thereof to the Rating Agencies, (2) satisfaction of the Rating Agency Condition and (iii) if such amendment, alteration, modification, repeal or change relates to or affects Section 7 or Section 9(j) of the Limited Liability Company Agreement, obtaining the written consent of at least a majority of the Outstanding Principal Amount of all Notes of all Outstanding Series.”

(f) Section 3.03(a)(i) of the Transfer and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

“(i) Organization and Good Standing. It is duly organized, validly existing and in good standing under the applicable laws of the jurisdiction of its formation and has, in all material respects, full power, authority and legal right to own its properties and conduct its floorplan receivable servicing business as such properties are currently owned and as such business is currently conducted, and to execute, deliver and perform its obligations under this Agreement.”

(g) Section 3.03(a)(ii) of the Transfer and Servicing Agreement is hereby amended by replacing the word “corporation” with the word “entity” therein.

(h) Section 8.02(c) of the Transfer and Servicing Agreement is hereby amended by replacing the word “incorporation” with the word “formation” therein.

(i) The definition of “Certificate of Incorporation” set forth in Annex A to the Transfer and Servicing Agreement is hereby deleted in its entirety.

(j) The following new definition of “Limited Liability Company Agreement” is hereby added to Annex A to the Transfer and Servicing Agreement in appropriate alphabetical order:

“Limited Liability Company Agreement” means Limited Liability Company Agreement of NWRC II LLC, dated as of April 1, 2021.

ARTICLE III

EFFECTIVE DATE

Section 3.1 Effective Date. Upon receipt by NMAC of counterparts of this Amendment executed by the Servicer, the Transferor, the Owner Trustee and the Issuer, this Amendment shall become effective immediately after all of the following occur (such date, the “Effective Date”), without further action by any party other than the following:

(a) receipt by the Indenture Trustee and the Owner Trustee of an Officer’s Certificate in accordance with Section 8.01(a)(i) of the Transfer and Servicing Agreement;

(b) satisfaction of the Rating Agency Condition with respect to this Amendment in accordance with Section 8.01(a)(ii) of the Transfer and Servicing Agreement;

(c) receipt by the Indenture Trustee and the Owner Trustee of a Required Federal Income Tax Opinion in accordance with Section 8.01(a)(iii) of the Transfer and Servicing Agreement;

(d) receipt by the Indenture Trustee and the Owner Trustee of an Opinion of Counsel in accordance with Section 8.02(d) of the Transfer and Servicing Agreement;

(e) receipt by the Indenture Trustee and the Owner Trustee of an Opinion of Counsel and an Officer’s Certificate in accordance with Section 8.13 of the Transfer and Servicing Agreement; and

(f) Upon receipt of evidence of satisfaction of the conditions set forth above, NMAC shall provide written notice to the Indenture Trustee and the Owner Trustee stating that the conditions to effectiveness of this Amendment have been satisfied and identifying the Effective Date.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Transfer and Servicing Agreement Unaffected. Except as modified herein, the parties acknowledge that the provisions of the Transfer and Servicing Agreement remain in full force and effect and are hereby ratified and confirmed by the parties hereto. After the Effective Date all references in the Transaction Documents to the Transfer and Servicing Agreement shall mean the Transfer and Servicing Agreement as modified hereby.

Section 4.2 Governing Law. This Amendment shall be governed by the governing law described in Section 8.05 of the Transfer and Servicing Agreement.

Section 4.3 Captions. The various captions in this Amendment are included for convenience only and shall not affect the meaning or interpretation of any provision of this Amendment or any provision hereof.

Section 4.4 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under the laws of any applicable jurisdiction, such provision, as to jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment as to such jurisdiction or any other jurisdiction.

Section 4.5 Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.6 Direction to Owner Trustee. NWRC II hereby requests and directs that Wilmington Trust Company, in its capacity as the Owner Trustee, execute and deliver this Amendment.

Section 4.7 Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be digitally or electronically signed, and that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by a digital signature provider as specified in writing to the Indenture Trustee) appearing on this Amendment or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any digital or electronic signature appearing on this Amendment or any other documents to be delivered in connection herewith and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

Section 4.8 Limitation on Owner Trustee Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company (“WTC”), not individually or personally, but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by WTC, but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall WTC be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

NISSAN MOTOR ACCEPTANCE COMPANY LLC, as Servicer

By:	/s/ Douglas E. Gwin, Jr.

Name:	Douglas E. Gwin, Jr.
Title:	Assistant Treasurer

NISSAN WHOLESALE RECEIVABLES COMPANY II LLC, as Transferor

By:	/s/ Douglas E. Gwin, Jr.

Name:	Douglas E. Gwin, Jr.
Title:	Assistant Treasurer

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:	/s/ Dorri Costello

Name:	Dorri Costello
Title:	Vice President

Acknowledged and agreed to by:

NISSAN MASTER OWNER TRUST RECEIVABLES,

as Issuer

By:	Nissan Motor Acceptance Company LLC, as Administrator

By:	/s/ Douglas E. Gwin, Jr.

Name:	Douglas E. Gwin, Jr.
Title:	Assistant Treasurer

S-1	NMOTR Fourth Amendment to Transfer and Servicing Agreement